                                  Exhibit 23.2
                                  ------------






The Board of Directors
Peoples First Corporation:

     We consent to the use of our reports herein and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement on Form S-4 filed by PFC Corporation.


                              HOUSHOLDER, ARTMAN AND ASSOCIATES, P.C.

                               /s/ HOUSHOLDER, ARTMAN AND ASSOCIATES, P.C.


Tullahoma, Tennessee
May 8, 1996